UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 18, 2005, Apollo Gold Corporation, a Yukon territory corporation (“Apollo”) and Apollo Gold, Inc., a Delaware corporation, closed the previously announced sale to a wholly owned subsidiary of Jipangu Inc. (“Jipangu”) of Florida Canyon Mining, Inc., Standard Gold Mining, Inc., and Apollo Gold Exploration, Inc. (collectively, the “Sold Subsidiaries”) for US$14 million. The Sold Subsidiaries own and operate the Florida Canyon and Standard mines and hold several nearby exploration properties. The purchase price was the result of negotiations between the parties based in part on discounted estimates of future cash flow of the Sold Subsidiaries and the terms and conditions of the related agreements.

As previously announced, Apollo and Jipangu entered into a subscription agreement for a US$3.5 million private placement under which Jipangu will purchase up to 11,650,000 units of Apollo priced at Cdn$0.35 per unit, with each unit consisting of one common share of Apollo and 0.17167 of a warrant (for a total of up to 2,000,000 warrants), with each whole warrant exercisable for two years at Cdn$0.39 for one common share. The private placement is scheduled to close on January 18, 2006. If the private placement is completed and the warrants are exercised, Jipangu would own in the aggregate 19.7% of Apollo’s common shares based on 106,556,451 common shares outstanding as of November 17, 2005. Jipangu presently holds 9.4% of Apollo’s common shares.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are incorporated herein by reference.

(c)     Exhibits

Exhibit No.	Description
4.1	Apollo Gold Subscription Agreement for Units by and between Apollo Gold Corporation and Jipangu Inc., dated October 17, 2005, filed with the Securities and Exchange Commission on October 28, 2005.
4.2	Registration Rights Agreement by and between Apollo Gold Corporation and Jipangu Inc., dated October 17, 2005, filed with the Securities and Exchange Commission on October 28, 2005.
10.1
Stock Purchase Agreement among Jipangu Inc., Jipangu International Inc., Apollo Gold, Inc. and Apollo Gold Corporation made as of October 17, 2005, filed with the Securities and Exchange Commission on October 28, 2005.

10.2	Promissory Note by Apollo Gold Corporation as Maker and Jipangu Inc. as Holder, dated October 17, 2005, filed with the Securities and Exchange Commission on October 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GOLD CORPORATION

Date: November 23, 2005	By:	/s/ MELVYN WILLIAMS
Melvyn Williams
Senior Vice President - Finance and Corporate
Development and Chief Financial Officer